SunTrust Banks, Inc. 1Q 2007 Earnings Presentation April 17, 2007 Exhibit 99.2

The following should be read in conjunction with the financial statements, notes and other information contained in the Company's 2006 Annual Report on Form 10-K, and Current Reports on Form 8-K.

This presentation may include non-GAAP financial measures to describe SunTrust's performance. The reconciliation of those measures to GAAP measures can be found in SunTrust's earnings press releases, which can be found on SunTrust's website in the news section of the investor relations pages. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

The information in this presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "initiatives," "potentially," "probably," "projects," "outlook" or similar expressions or future conditional verbs such as "may," "will," "should," "would," and "could." Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management. The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.

Forward looking statements involve significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the Company's 2006 Annual Report on Form 10-K, in the Company's Quarterly Reports on Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). Those factors include: changes in general business or economic conditions, including customers' ability to repay debt obligations, could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business; we rely on other companies for key components of our business infrastructure; we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel without whom our operations may suffer; we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement the business strategy; our accounting policies and methods are key to how we report financial condition and results of operation, and may require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; and our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud.

1

1Q 2007 Financial Performance
Income Statement
($ in millions, except per share data)
Net Interest Income (FTE)
Provision for Loan Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Provision for Income Taxes
1
Net Income Available to Common
Shareholders
Diluted Net Income Per Average
Common Share
$1,188.3
56.4
878.9
2,067.2
1,236.0
229.7
$513.9
$1.44
1Q 2007
(1)%
69%
3%
1%
1%
(5)%
(3)%
(1)%
1Q 2006 4Q 2006
% Change
Annualized
4Q 2006
1%
NM
(2)%
0%
1%
NM
12%
14%
0%
(51)%
0%
0%
0%
21%
3%
4%
1 Effective tax rate in 4Q 2006 was 27.07% versus 30.59% in 1Q 2007.

1Q 2007 Financial Performance
Balance Sheet
Real Estate 1-4 Family
Real Estate Construction
Real Estate Home Equity Lines
Real Estate Commercial
Commercial
Consumer – Direct
Consumer – Indirect
Total Loans
Total Securities Available for Sale
Total Earning Assets
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
(Average balances, $ in millions)
1Q 2007 % Change 1Q 2006
$    34,089.1
13,430.3
13,738.1
12,830.6
34,032.8
4,220.5
8,166.5
121,514.9
7,689.4
$  159,473.6
$    21,933.1
19,820.1
22,089.1
5,024.8
16,809.4
12,115.8
$    97,792.3
$    31,489.6
11,117.5
13,389.9
12,780.4
33,064.5
5,284.8
8,553.0
116,262.3
24,844.4
$  155,743.0
$    23,898.6
17,000.0
25,628.4
5,291.2
13,894.6
9,579.6
$    95,292.4
8%
21%
3%
0%
3%
(20)%
(5)%
5%
(70)%
2%
(8)%
17%
(14)%
(5)%
21%
26%
3%

1Q 2007 Financial Performance
Financial Ratios and Other Data
Return on Average Total Assets
Return on Average Common
Shareholders’ Equity
Net Interest Margin
Efficiency Ratio
Tier 1 Capital Ratio
Annualized Total Net Charge-
Offs to Total Average Loans
1.16%
12.10%
3.02%
59.79%
7.60%
0.21%
1Q 2007
4Q 2006
1.10%
11.20%
2.94%
59.67%
7.72%
0.52%
Diluted Average Common Shares
Outstanding (000s) 357,214
358,292
1
1 Estimated as of the earnings release date.

Key Long-Term Objectives
Supporting Initiatives
• Supplier Management
• Corporate Real Estate
• Process Reengineering/Other
• Offshoring/Outsourcing
• Organizational Review
• Build a sustainable productivity culture with a continuous improvement mindset
• Slow expense growth to help create operating leverage
• Invest in targeted areas based on potential return
• Achieve a lower-cost structure while maintaining and/or improving revenues
• Reduce complexity in policies and processes to decrease operating costs
• Become a more nimble and responsive organization
• Easier to do business with both internally and externally
Supporting Governance
• Merger integration mentality, focus and discipline to ensure we have plans that are properly resourced with milestones, progress tracking, issues management and financial accountability
• Fully dedicated resources
• Manage, track and report workstreams in a matrix fashion to allow cross-
enterprise view and accountability
Efficiency and Productivity
The E
2
Program: Excellence in Execution
Program Designed to Develop a Sustainable Efficiency and Productivity Culture

$145.3
$28.6
Estimated 2007 impact of currently completed initiatives
1
Total realized expense reductions achieved through the end of 1Q
1
Efficiency and Productivity
The E
2
Program: Excellence in Execution
1 Does not include initial costs associated with implementation, including severance.
($ in millions)
Program Has Accelerated
and Is Currently Slightly
Ahead of Schedule
2007 Estimated Gross Expense Saves
1
$0.0 $45.0 $90.0 $135.0

$175.4
Estimated Gross Expense Saves Achieved by the End of 2009
Estimated annualized run-rate of currently completed initiatives
1
Efficiency and Productivity
The E
2
Program: Excellence in Execution
1 Does not include initial costs associated with implementation, including severance.
($ in millions)
Supplier Management
Corporate Real Estate
Process Reengineering/Other
Offshoring/Outsourcing
Organizational Review
Cumulative Total
115
75
55
45
110
400
$
$
(1)
$0.0 $100.0 $200.0 $300.0 $400.0

Efficiency and Productivity
The E
2
Program: Excellence in Execution
($ in millions)
E
2
Program Initial Implementation Costs
Noninterest Expense
Initial Implementation Costs
Noninterest Expense Excluding
Initial Implementation Costs
1Q 2007 1Q 2006 % Change
• Total E
2
Program Initial Implementation Costs For Projects Completed in 1Q
2007 = $13.8 million
• 1Q 2007 E
2
Program Initial Implementation Costs Were Primarily In:
– Process Reengineering/Other
– Offshoring/Outsourcing
• Excluding E
2
Initial Implementation Costs, Expense Growth Was Flat 1Q
2007 Over 1Q 2006
$1,236.0
13.8
$1,222.2
$1,226.5
4.0
$1,222.5
0.8%
0.0%

1Q 2007 Financial Performance
Significant Items Affecting 1Q 2007
Seasonal Employee Benefit Expense – FICA,
401(k) Plan, Medical Insurance
1
Gain on Sale Upon Merger of Lighthouse Partners
2
Initial Implementation Expenses Associated with
E
2
Initiative
3
Impact of Alt A Loans Sold, Price Adjustments in
Lieu of Repurchases and/or Marked-to-Market
Loans Held for Sale
4
Net Impact of SFAS 157 and SFAS 159 Adoption:
Employee Compensation and
Benefits
Noninterest Income
Various
Mortgage Production Income
Income Statement Category
(43.8)
32.3
(13.8)
(26.6)
59.5
Estimated
Pretax Impact
(in millions)
Estimated
EPS Impact
(0.08)
0.06
(0.02)
(0.05)
0.10
1 Typical seasonal increase; historically 50% of this increase remains in the second quarter.
2 Gain represents value received in excess of book value from the merger of Lighthouse Partners and Lighthouse Investment Partners.
3 Initial implementation expenses primarily made in Process Reengineering/Other and Offshoring/Outsourcing.
4 Includes losses on nonperforming Alt A loans as well as price adjustments in lieu of repurchases, mark-down of value in loans held for sale and reserves for potential repurchase requests.
5 Fair valuing debt is anticipated to provide benefit in future periods.
0.15
0.00
(0.01)
(0.07)
0.04
(0.01)
86.5
1.1
(6.0)
(38.0)
22.0
(6.1)
Trading Income
Trading Income
Mortgage Production Income
Mortgage Production Income
Net Interest Income
Trading Income
•
Transfer $16.0 Billion of Available for Sale
Securities to Trading Securities
•
Record $4.1 Billion of Mortgage Loans at
Fair Value
•
Fair Value Impact of Interest Rate Lock
Commitments on Mortgage Pipeline
•
Record $6.8 Billion of Fixed Rate Debt
Swapped to Floating at Fair Value 5
$ $

2Q 2006
• Sold Approximately $3 Billion in Loans:
– $1.8 billion in mortgages
– $1.2 billion in student loans
3Q 2006
• Sold Approximately $2.9 Billion in Investment Securities, Delevering the Balance Sheet:
– $2.0 billion by reinvesting $900 million of proceeds back into the investment portfolio
– $1.5 billion in 5-year receive fixed swap contracts entered into to maintain duration
• Initiated Capital Restructuring Plan with goal of reducing the overall cost of capital and increasing the efficiency of the Company’s capital structure through use of hybrid capital instruments; $500 million in preferred stock issued in September
4Q 2006
• Sold Approximately $1.5 Billion in Investment Securities, Reinvesting Proceeds in Higher-Yielding Securities
• Completed the Capital Restructuring Plan by:
– Issued $500 million in preferred purchase securities
– Entered into an accelerated share repurchase agreement to purchase $871 million in common stock
– Retired $1 billion in less efficient TruPs and replaced them with enhanced TRuPs
1Q 2007
• In Conjunction with Early Adoption of SFAS 157 and SFAS 159 (Applied to Financial Instruments), the Company
Intends to Trade or Hedge:
– $16.0 billion in available for sale securities were transferred to trading securities
– $4.1 billion in mortgage loans were recorded at fair value and subsequently transferred to held-for-sale
– $6.8 billion of fixed-rate debt swapped to floating and accounted for under hedge accounting was moved to fair value
– Fair value is hedged in all three areas; intent is to sell the securities and mortgage loans in 2007.  They will be partially replaced with $12.5 billion of different securities for collateral/liquidity ($7.5 billion as trading) and duration management ($5.0 billion as available for sale securities).  Also entered into $7.5 billion of 3 and 5-year receive fixed swap contracts to maintain duration.
– Structured asset sale of $1.9 Billion in Corporate Loans
Result: Total Balance Sheet delevered by $9.0 - $9.5 billion
Balance Sheet Management Strategies
Significant Events

Fair Value Accounting
Factors Influencing Adoption
• Economic environment since early 2006 has constrained the ability to grow net interest income
– Inversion of yield curve compressed interest spreads on earning assets
– General market environment constrained low-cost customer deposit growth and increased loan to deposit ratio
• In response to economic pressures, SunTrust executed tactical transactions intended to delever the balance sheet, improve returns in 2006 and strengthen Tier 1 Capital
– Reference transactions noted on previous page
• SunTrust supports the elective use of fair value accounting for financial instruments
– Accounting for certain financial assets and liabilities at fair value enables SunTrust to
• More closely align its financial performance with the economic value of those assets and liabilities
• Achieve greater accounting symmetry and reduced earnings volatility between hedging instrument and hedged items
• More actively and dynamically manage its balance sheet
– Early adoption of SFAS 155 in 2006
• Challenging economic environment continues in 2007 exacerbated by an uncertain outlook for meaningful improvement, causing balance sheet management strategies to intensify and accelerate
– Continued reduction in the size of the balance sheet by a $1.9 billion structured asset sale involving lower-yielding corporate loans
– 2007 balance sheet management strategies shifted to shrinking size of the balance sheet, altering construct and usage of investment securities, reducing credit exposure, increasing use of short-term securities, shifting to securities with lower capital risk weightings and increasing the use of derivatives for duration management purposes
Advantages of
FV Accounting
Economic
& Balance Sheet
Pressures
Moderate
Balance
Sheet
Growth in 2006
Anticipate
Altering
the Size
& Construct
of the Balance
Sheet in 2007

• SunTrust began evaluating the potential impacts of SFAS 157 and SFAS 159 in the fourth quarter of 2006
–
Benefits were evident related to hedge accounting and more active management of balance sheet
–
Analyzed measurement and disclosure requirements to identify impacted areas and availability of information
• More focused evaluations of fair value adoption occurred after the issuance of SFAS 159 on
February 15, 2007
–
These evaluations incorporated, not only the transition impacts, but also consideration of the modified balance sheet management strategies in the context of a broader use of fair value accounting
• Three primary areas where benefits could be derived from early adoption
–
$6.8 billion of fixed rate debt that had been hedged under SFAS 133 with pay-floating interest rate swaps
• Alleviates the complexities of hedge accounting
–
$16.0 billion of securities available for sale transferred to trading securities
• Approximately 50% smaller portfolio and different asset mix of available for sale securities, as well as more active trading of shorter term securities
• Aligns with balance sheet management strategies to remove low yielding (4.60%) and lower duration (3.0)
securities and reinvest in higher yielding and higher duration securities in the available for sale portfolio
–
$4.1 billion of mortgage portfolio loans
• Aligns balance sheet management strategy of reducing size of the balance sheet by not holding in portfolio certain adjustable rate, low yielding (4.95%) conforming and non-conforming mortgage loans
• In conjunction with adoption of the fair value standards, SunTrust executed these balance sheet management strategies, creating sustainable and durable improvement in SunTrust’s financial performance
Fair Value Accounting
Rationale Behind Fair Value Election and Areas Impacted

• $4.1 Billion in Mortgage Loans moved to Loans Held for Sale
• Minimal impact on 1Q average balance but lowering period end balances
• Loans Held for Sale increased as a result
Real Estate 1-4
Family Loans
Commercial
Loans
• $1.9 Billion in Corporate and Investment Banking’s Corporate Loan portfolio were sold in a structured asset sale in early
March
• $450 Million reduction in 1Q 2007 average balances and the full amount for the period end
Total Loans
• 1Q 2007 average balance was reduced by approximately $600 Million
• 03/31/2007 ending balance was impacted by the full $6.0 Billion
Securities
• Effective 01/01/2007, $16 Billion in Securities Available for Sale were re-designated to Trading Assets with the adoption of SFAS 157 and SFAS 159
• Difference in the decrease in Securities Available for Sale and the increase in Trading Assets as of 03/31/2007 reflects purchases of mortgage-backed securities considered Available For Sale and T-bills considered Trading Assets near quarter-end.
Pro Forma
• Trading Assets estimated to be $11-12 Billion
• Securities Available for Sale estimated to be $12-13 Billion
• Loans Held for Sale will be impacted by sale of $4.1 Billion in mortgage loans depending on timing and other mortgage activity
Balance Sheet Management Strategies
Balance Sheet Impact
4Q 2006 1Q 2007 $ Change 12/31/2006 3/31/2007 $ Change
Real Estate 1-4 Family
$34,345 $34,089 ($256) $33,830 $30,249 ($3,581)
Commercial $33,965 $34,033 $68 $34,614 $33,484 ($1,130)
Total Loans $121,364 $121,515 $151 $121,454 $116,913 ($4,541)
Total Securities Available for Sale
$25,134 $9,995 ($15,139) $25,102 $13,163 ($11,939)
Trading Assets $3,366 $19,014 $15,648 $2,778 $21,546 $18,768
Loans Held for Sale
$12,009 $11,205 ($804) $11,790 $14,068 $2,278
Quarterly Average Period Ending

Mortgage
Alt A Portfolio and Warehouse
$ Amount
W.A. Credit Score
W.A. LTV/CLTV
1
Uninsured >80%
% of Total Loans
3/31/2007 Portfolio
$ 1,094 MM
702
76%
0%
1
st
Lien
$ 673 MM
689
98%
3%
2
nd
Lien
$ 1,767 MM
697
84%
1%
<2%
Total
3/31/2007 Warehouse
$ 829 MM
696
75%
1
st
Lien
$ 55 MM
693
93%
2
nd
Lien
$ 883 MM
696
76%
~6%
Total
1
Weighted Average Loan-to-Value for 1
st
Liens, Weighted Average Combined Loan-to-Vale for 2
nd
Lien.
$ Amount
W.A. Credit Score
W.A. LTV/CLTV
1
% of Total Warehouse

19%
19%
14%
6%
22%
$0.9
$2.0
$2.7
$2.8
$2.5
0%
5%
10%
15%
20%
25%
30%
1Q 2006 2Q 2006 3Q 2006 4Q 2006 1Q 2007
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
Mortgage
Alt A Production
Alt A Has Become A Progressively Smaller Portion of Total Production
$ Amount
1
st
Lien Loans
W.A. 1
st
Lien Credit Score
W.A. 1
st
Lien LTV
1Q 2007 Production
$ 908 MM
98%
698
74%
Total Alt A Production % of Total Production that is ALT A Product

Flat to Low-Single Digits
Low-Single Digits
3.10-3.20%
Low to Mid-Single Digits
Mid-Single Digits
Low to Mid-Single Digits
15-20 bp
30 – 31%
345-350 Million
Upper-Single Digits
Mid-Single Digits
2.95-3.10%
Mid to Upper-Single Digits
Upper-Single Digits
Mid-Single Digits
15-20 bp
31%
350-360 Million
Balance Sheet Management
Strategies Masking Actual Loan
Growth Which Is Expected to Be
Mid-Single Digits
Current Market Environment
Balance Sheet Management
Strategies
Slower Low-Cost Deposit Growth
Impact of Adoption of SFAS 157
and SFAS 159 on Mortgage
Production Income
Impact of E
2
Initiatives
No Change
Slightly Lower Tax Rate Anticipated
Reflects Additional Share
Repurchase Expectations
2007 Outlook
1
Loans
2
Consumer and
Commercial Deposits
2
Net Interest Margin
3
Net Interest Income
2
Noninterest Income
2,4
Noninterest Expense
2
Net Charge-Offs
3
Effective Tax Rate
3
Common Shares
Outstanding
3
1
Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.
2
Year-over-year growth rates.
3
Outlook for full year.
4
Excludes securities gains and losses and net gain from the sale of the corporate bond trustee business.
Current Previous Reason For Revised Outlook